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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 29, 1996

                                     ISOCOR
               (Exact name of registrant as specified in charter)

                                   California
                 (State or other jurisdiction of incorporation)

             333-606                                      95-4310259
     (Commission File Number)                  (IRS Employer Identification No.)

3420 Ocean Park Blvd., Santa Monica, CA                      90405
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:    (310) 581-8100

                                       N/A
          (Former name or former address, if changed since last report)
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Item 2. Acquisition or Disposition of Assets.

Pursuant to the Stock Purchase Agreement by and among the Registrant, ISOCOR B.V., a wholly owned subsidiary of the Registrant ("Acquisition Sub"), NetCS Informationstechnik GmbH, a corporation organized under the laws of the Federal Republic of Germany ("NetCS") and the stockholders of NetCS, dated August 29, 1996 (the "Purchase Agreement"), the Registrant acquired (the "Acquisition") all of the outstanding quota interests (shares) in NetCS in exchange for an aggregate of 475,000 shares of the Registrant's Common Stock. NetCS is a distributor, integrator and developer of communication software products for the UNIX arena. NetCS has particular expertise in the area of ISDN and Internet based communications subsystems including Internet extensions to wireless messaging systems. As a result of the Acquisition, NetCS has become a wholly owned subsidiary of Acquisition Sub and, in turn, the Registrant.

      The Acquisition will be accounted for under "pooling of interests" accounting treatment.

      Under the terms of the Purchase Agreement and a related Escrow Agreement dated August 29, 1996, a total of 47,500 shares of the Registrant's Common Stock will be held in escrow for the purpose of indemnifying the Registrant and Acquisition Sub against certain liabilities of NetCS and the stockholders of NetCS. Such escrow will expire on the earlier to occur of August 29,1997 or the publication of combined audited financial statements for the year ending December 31, 1996.

      The number of shares of the Registrant's Common Stock to be issued to the stockholders of NetCS was determined by arms-length negotiations between such stockholders and the Registrant.

Item 7. Financial Statements and Exhibits.

      (a)   Financial Statements of Business Acquired.

            Based on information available to the Registrant as of the date of this Report, the Registrant does not believe that NetCS is a significant subsidiary, and the Registrant therefore believes that it is not required to provide the financial statements required pursuant to Rule 3-05(b) of Regulation S-X.

      (b)   Pro Forma Financial Information.

            Based on information available to the Registrant as of the date of this Report, the Registrant does not believe that NetCS is a significant subsidiary, and the Registrant therefore believes that it is not required to provide the financial statements required pursuant to Article 11 of Regulation S-X.

      (c)   Exhibits.

            2.1 Stock Purchase Agreement by and among the Registrant, NetCS and the stockholders of NetCS dated August 29, 1996.

            2.2   Escrow Agreement dated August 29, 1996.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   ISOCOR
                                   (Registrant)



Dated:  September 12, 1996         By:  /s/ JANINE M. BUSHMAN
                                      ------------------------------------------
                                      Janine M. Bushman
                                      Vice President of Finance and
                                      Administration and Chief Financial Officer


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                                     ISOCOR

                                INDEX TO EXHIBITS

Exhibit No.                       Exhibit Title
- -----------                       -------------

2.1          Stock Purchase Agreement by and among
             Registrant, Net CS and the stockholders of NetCS dated August 29, 1996.

2.2          Escrow Agreement dated August 29, 1996.


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